                        THIRD AMENDMENT TO LOAN AGREEMENT


     This THIRD AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT"), dated as of June 19, 1997, is among SONIC CORP., a Delaware corporation (the "BORROWER"), each of the banks or other lending institutions which is or may from time to time become a signatory or party to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "BANK" and collectively, the "BANKS"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), as agent for itself and the other Banks and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the "AGENT").

                                    RECITALS:

     A. Borrower, Agent and Banks have entered into that certain Loan Agreement dated as of July 12, 1995, as amended by that certain First Amendment to Loan Agreement dated as of August 16, 1996, and as further amended by that certain Second Amendment to Loan Agreement dated as of September 27, 1996 (the "AGREEMENT").

     B. Pursuant to the Agreement, the undersigned guarantors (each a "Guarantor" and, collectively, the "GUARANTORS") executed those certain Guaranty Agreements dated as of July 12, 1995 (each a "GUARANTY" and collectively, the "GUARANTIES"), which guarantee to Agent the payment and performance of the Obligations (as defined in the Agreement).

     C. Borrower, Agent and Banks now desire to amend the Agreement (i) to increase the commitments of the Banks to $80,000,000 in the aggregate, (ii) to extend the Termination Date as specified herein, (iii) to modify certain covenants, and (iv) as otherwise provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section I.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

     Section II.1 AMENDMENT TO COMMITMENTS. Effective as of the date hereof, the Commitment amounts set forth on the signature pages to the Agreement are hereby amended to be the amounts set forth below for the respective Banks:

          Texas Commerce Bank National Association              $21,000,000
          Boatmen's National Bank of Oklahoma                    19,000,000
          UMB Oklahoma Bank                                      15,000,000
          Summit Bank                                            15,000,000
          BancFirst                                              10,000,000
                                                                -----------
              TOTAL                                             $80,000,000
                                                                -----------
                                                                -----------

     Section II.2 AMENDMENT TO DEFINITION OF FIXED CHARGE COVERAGE RATIO. Effective as of May 30, 1997, the definition of "FIXED CHARGE COVERAGE RATIO" set forth in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

               "FIXED CHARGE COVERAGE RATIO" means, at the end of each fiscal quarter of the Borrower for the most recent four
               (4) fiscal quarters then ended, the ratio of (a) "Consolidated EBITDA minus Income Taxes paid by the Borrower and the Subsidiaries, TO (b) the sum of the following for the Borrower and the Subsidiaries on a consolidated basis: (i) Operating Capital Expenditures, PLUS (ii) cash interest expense (including the interest portion of Capital Lease Obligations and Seller Financing), PLUS (iii) scheduled principal payments of Consolidated Funded Debt (including, without limitation, (Capital Lease Obligations and Seller Financing), PLUS
               (iv) the aggregate amount of cash dividends paid, plus
               (v) the aggregate amount paid for repurchases by the Borrower or any Subsidiary of stock of such Person (except the Permitted Stock Repurchases), PLUS (vi) the amount equal to one-seventh (1/7) of the aggregate amount of all Advances outstanding hereunder on the last day of such fiscal quarter.

     Section II.3 NEW DEFINITION. Effective as of May 30, 1997, Section 1.1 of the Agreement is hereby amended to add the following definition of "PERMITTED STOCK REPURCHASES," which definition shall read in its entirety as follows:

                "PERMITTED STOCK REPURCHASES" means the repurchase by the Borrower of shares of its common capital stock, in an aggregate amount not to exceed $20,000,000, during the period from April 14, 1997 to and including December 31, 1997.

     Section II.4 AMENDMENT TO TERMINATION DATE. Effective as of the date hereof, the date "July 12, 1998" appearing in the definition of "Termination Date" set forth in Section 1.1 of the Agreement is hereby amended to read "July 12, 2000".

     Section II.5 AMENDMENT TO USE OF PROCEEDS. Effective as of May 30, 1997, Section 2.7 of the Agreement is hereby amended to read in its entirety as follows:

                "Section 2.7 USE OF PROCEEDS. The proceeds of Advances shall be used by the Borrower or any of the Subsidiaries (subject to the provisions of Sections 9.1 and 9.5) for working capital in the ordinary course of business, store development, acquisitions permitted hereunder, Permitted Stock Repurchases, and general corporate purposes."

     Section II.6 AMENDMENT TO USE OF PROCEEDS; MARGIN REQUIREMENTS. Effective as of May 30, 1997, Section 7.11 of the Agreement is hereby amended to add the following clause to the end thereof, which clause shall read as follows:

                ", except for Permitted Stock Repurchases provided that no violation of the margin requirements of Regulations G, T, U and X would result therefrom."

     Section II.7 AMENDMENT TO PERMITTED STOCK REPURCHASES. Effective as of May 30, 1997, Section 9.4 of the Agreement is hereby amended to add the following clause to the end thereof, which clause shall read as follows:

                ", and Permitted Stock Repurchases shall be permitted in
                 addition to the foregoing dollar amount."

     Section II.8 AMENDMENT TO MINIMUM CONSOLIDATED NET WORTH. Effective as of May 30, 1997, Section 10.2 of the Agreement is hereby amended to read in its entirety as follows:

                       Section 10.2 MINIMUM CONSOLIDATED NET WORTH. The Borrower will not permit the Consolidated Net Worth to be less than the sum of (a) $105,000,000, PLUS (b) for each fiscal quarter of the Borrower ended through the date of determination, beginning with the fiscal quarter ending
                 May 31, 1997, (i) 100% of the positive consolidated net income of the Borrower and the Subsidiaries for such quarter, MINUS (ii) all cash dividends declared and paid by the Borrower for such quarter, and MINUS (iii) the amount of all stock of the Borrower repurchased by the Borrower during such quarter, PLUS (c) 100% of the Net Proceeds received by the Borrower from any issuance, sale or other disposition of any shares of capital stock or other equity securities of the Borrower of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants, or options to subscribe for or purchase any such shares), but in no event shall the sum of (a), (b) and (c) above be less than $105,000,000.

     Section II.9 AMENDMENTS TO COMPLIANCE CERTIFICATE. Effective as of May 30, 1997, Exhibit "D" to the Agreement is hereby amended to read in its entirety as set forth on Annex II hereto.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

     Section III.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) DOCUMENTS. Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Agent:

                      (1) RESOLUTIONS. Resolutions of the Board of
                 Directors of Borrower and each Guarantor (other than the Partnerships), certified by the Secretary or an Assistant Secretary of such Person, which authorize the execution, delivery, and performance by such Person of this Amendment and the other Loan Documents to which such Person is or is to be a party hereunder;

                      (2) INCUMBENCY CERTIFICATE.  A certificate of
                 incumbency certified by the Secretary or an Assistant Secretary of Borrower and each Guarantor (other than the Partnerships), respectively, certifying the names of the officers of such Person authorized to sign this Amendment and each of the other Loan Documents to which such Person is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                      (3) CERTIFICATES OF INCORPORATION.  The certificates
                 of incorporation of Borrower and each Guarantor which is a corporation, certified by the Secretary of State of its state of incorporation and dated within thirty (30) days prior to the date hereof;

                      (4) BYLAWS.  The bylaws of Borrower and each
                 Guarantor which is a corporation, certified by the Secretary or an Assistant Secretary of such Person;

                      (5) GOVERNMENTAL CERTIFICATES.  (a) Certificates of
                 the appropriate government officials of the respective states of incorporation of the Borrower and each Guarantor (other than the Partnerships) as to the existence and good standing of such Persons, and (b) with respect to the Borrower, Sonic Restaurants, Inc., Sonic Service Corp. and Sonic Industries Inc. only, certificates of the appropriate governmental officials of each state where the nature of such Person's business in such state makes qualification to do business necessary and where failure to so qualify would have a Material Adverse Effect, as to the qualification and good standing of such Person in such state, each dated within thirty
                 (30) days prior to the date hereof;

                      (6) BUSINESS TRUST DOCUMENTATION.  Appropriate
                 organizational documents and agreements relating to America's Drive-In Trust, as the Agent may request, all certified to the satisfaction of the Agent;

                      (7) PARTNERSHIP CERTIFICATE.  A certificate of an
                 authorized officer of Sonic Restaurants, Inc., certifying that (i) each of the Partnerships has been duly formed and is validly existing, (ii) the Partnerships have the power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which they are a party, and (iii) Sonic Restaurants, Inc. has the power and authority to execute this Amendment and such Loan Documents on behalf of the Partnerships, as the managing general partner of each of the Partnerships, and to thereby bind the Partnerships;

                      (8) NOTES.  Promissory Notes, each in the form of
                 Annex III hereto, executed by the Borrower and payable to the order of the respective Banks, each in the amount of the respective Bank's Commitment, which Promissory Notes shall be in renewal and modification of the Notes executed at the closing of the Agreement;

                      (9) OPINION OF COUNSEL. A favorable opinion of
                 Phillips McFall McCaffrey McVay & Murrah, P.C., legal counsel to Borrower and the Subsidiaries, as to the matters set forth in Annex IV hereto, and such other matters as Agent may reasonably request; and

                      (10) ADDITIONAL INFORMATION.  Such additional
                 documents, instruments and information as Agent or its legal counsel, Winstead Sechrest & Minick P.C., may request;

          (b) INTEREST, FEES AND EXPENSES. The Borrower shall have paid (i) all accrued interest, fees and other amounts due under the Agreement, and (ii) all costs and expenses (including reasonable attorneys' fees) of the Agent incurred in connection with the preparation, negotiation, execution and closing of this Amendment;

          (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

          (d) NO DEFAULT. No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default;

          (e) ADJUSTMENT OF PRINCIPAL BALANCES. One or more Banks shall have made offsetting payments to the other Banks as requested by the Agent in order to cause the outstanding principal balance of each Bank's Note to correspond to its Commitment as amended herein; and

          (f) CORPORATE MATTERS. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                                        ARTICLE IV

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     Section IV.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and the Banks agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

       Section IV.2 RELEASE OF CLAIMS. The Borrower and the Guarantors each hereby acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, the Borrower and the Guarantors each hereby waive, and hereby release the Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

       Section IV.3 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate, partnership and trust action on the part of Borrower and the Guarantors and will not violate the articles of incorporation, bylaws, partnership agreement or other organizational documents of Borrower or the Guarantors, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                    ARTICLE V

                                  MISCELLANEOUS

       Section V.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent and the Banks to rely upon them.

       Section V.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

       Section V.3 EXPENSES OF AGENT. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Agent's legal counsel.

       Section V.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

       Section V.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

       Section V.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Borrower, Agent and the Banks and their respective successors and permitted assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

       Section V.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

       Section V.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

       Section V.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

       Section V.10 NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

       Section V.11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Executed as of the date first written above.

                                 BORROWER:

                                 SONIC CORP.



                                 By:
                                     -----------------------------------
                                        W. Scott McLain
                                        Vice President of Finance
                                         and Treasurer

                                 AGENT AND BANKS:

                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION, as Agent and as a Bank



                                 By:
                                     -----------------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                             ---------------------------

                                 BOATMEN'S NATIONAL BANK OF OKLAHOMA
                                 (formerly Bank IV Oklahoma, N.A.)



                                 By:
                                     -----------------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                             ---------------------------

                                 UMB OKLAHOMA BANK



                                 By:
                                     -----------------------------------
                                     Name:
                                            ----------------------------
                                     Title:
                                            ----------------------------

                                    SUMMIT BANK



                                 By:
                                     ------------------------------------
                                     Name:
                                             ----------------------------
                                     Title:
                                             ----------------------------

                                 BANCFIRST



                                 By:
                                     ------------------------------------
                                     Name:
                                             ----------------------------
                                     Title:
                                             ----------------------------

Each Guarantor hereby (a) consents and agrees to this Amendment, (b) agrees that its respective Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, and (c) represents and warrants that each of the representations and warranties set forth in this Amendment with regard to each such Guarantor are true and correct in all respects.

                                    GUARANTORS:

                                    SONIC RESTAURANTS, INC.



                                    By:
                                        ------------------------------------
                                        W. Scott McLain
                                        Vice President of Finance
                                        and Treasurer

                                    SONIC INDUSTRIES INC.



                                    By:
                                        ------------------------------------
                                        W. Scott McLain
                                        Vice President of Finance
                                        and Treasurer

                                    AMERICA'S DRIVE-IN CORP.



                                 By:
                                     ------------------------------------
                                     Name:
                                             ----------------------------
                                     Title:
                                             ----------------------------

                                 AMERICA'S DRIVE-IN TRUST



                                 By:
                                     ------------------------------------
                                     Name:
                                             ----------------------------
                                     Title:
                                             ----------------------------

                                 EACH OF THE PARTNERSHIPS SPECIFIED ON
                                 ANNEX I HERETO, each an Oklahoma
                                 general partnership

                                 By:  Sonic Restaurants, Inc.,
                                      Managing General Partner of
                                      each of such partnerships



                                 By:
                                     -----------------------------------
                                       W. Scott McLain
                                       Vice President of Finance
                                        and Treasurer

                                INDEX TO ANNEXES


ANNEX I      -    Partnerships
ANNEX II     -    Exhibit "D" (Compliance Certificate)
ANNEX III    -    Form of Note
ANNEX IV     -    Matters to be Addressed in Opinion of Counsel

                                    ANNEX I

                                  PARTNERSHIPS
                       Majority Partnership Percentages

CODE                     PARTNERSHIP NAME                       TYPE  SRI %  SII %
----------------------------------------------------------------------------------
A048   Sonic Drive-In of Asheboro, North Carolina Partnership    M     99     1
----------------------------------------------------------------------------------
B002   Sonic Drive-In of Blytheville #1 Partnership
        (dissolved 5/31/95)                                      M
----------------------------------------------------------------------------------
B041   Sonic Drive-In of Baytown, Texas                          M     60
----------------------------------------------------------------------------------
B060   Sonic Drive-In of Beaumont, Texas (College-Major)
        Partnership                                              M     80
----------------------------------------------------------------------------------
B072   Sonic Drive-In of Bethany, Oklahoma (39th)                M     56
----------------------------------------------------------------------------------
B092   Sonic Drive-In of Bay Springs, Mississippi Partnership    M     99   1
----------------------------------------------------------------------------------
B106   Sonic Drive-In of Blytheville #2 Partnership              M     80
----------------------------------------------------------------------------------
C048   Sonic Drive-In of Chillicothe, Missouri                   M     60
----------------------------------------------------------------------------------
C058   Sonic Drive-In of Chandler Oklahoma Partnership           M     60
----------------------------------------------------------------------------------
C084   Sonic Drive-In #833, Houston, Channelview C084            M     60
----------------------------------------------------------------------------------
C104   Sonic Drive-In of Cabot Partnership                       M     60
----------------------------------------------------------------------------------
C134   Sonic Drive-In of Cameron, Missouri                       M     80
----------------------------------------------------------------------------------
C144   Sonic Drive-In of Callaway, Florida                       M     75
----------------------------------------------------------------------------------
C156   Sonic Drive-In of Columbia, Mississippi Partnership       M     79   1
----------------------------------------------------------------------------------
C173   Sonic Drive-In of Cullman, Alabama Partnership            M     80
----------------------------------------------------------------------------------
D038   Sonic Drive-In of Deer Park, Texas Partnership            M     80
----------------------------------------------------------------------------------
D041   Sonic Drive-In #960, Dayton, Texas                        M     60
----------------------------------------------------------------------------------
D047   Sonic Drive-In of Dallas, Texas (Forest Lane &
        Greenville Partnership                                   M     51
----------------------------------------------------------------------------------
D052   Sonic Drive-In of Dallas, Texas (Ft. Worth)               M     51
----------------------------------------------------------------------------------
D054   Sonic Drive-In of Dallas, Texas (Westmoreland)            M     71
----------------------------------------------------------------------------------
D068   Sonic Drive-In of Dothan, Alabama Partnership             M     99   1
----------------------------------------------------------------------------------
D082   SDI of Dothan, Alabama #2 (Ross Clark Circle)
        Partnership                                              M     80
----------------------------------------------------------------------------------
D083   SDI Danville, Kentucky (Baughman) Partnership             M     99   1
----------------------------------------------------------------------------------
D084   SDI of Dallas, Texas (Wheatland Road) Partnership         M     51
----------------------------------------------------------------------------------
D085   SDI of Dothan, Alabama #3 Partnership                     M     80
----------------------------------------------------------------------------------
D086   SDI of Dallas, Texas (Spring Valley) Partnership          M     80
----------------------------------------------------------------------------------
E033   Sonic Drive-In of Ellisville, Mississippi Partnership     M     99   1
----------------------------------------------------------------------------------
E055   Sonic Drive-In of Eden, North Carolina Partnership        M     99   1
----------------------------------------------------------------------------------
EO61   SDI of Enterprise, Alabama Partnership                    M     80
----------------------------------------------------------------------------------
F074   Sonic Drive-In of Fairhope, Alabama (Greeno Road)
        Partnership                                              M     99   1
----------------------------------------------------------------------------------
G040   Sonic Drive-In of Groves, Texas Partnership               M     60
----------------------------------------------------------------------------------
G054   Sonic Drive-In of Gosnell Partnership                     M     80
----------------------------------------------------------------------------------
G060   Sonic Drive-In of Gadsden, Alabama Partnership            M     80
----------------------------------------------------------------------------------
G069   SDI of Galax, Virginia Partnership                        M     99   1
----------------------------------------------------------------------------------
G074   SDI of Gaffney, South Carolina Partnership                M     99   1
----------------------------------------------------------------------------------
G077   SDI of Greenwood, South Carolina Partnership              M     99   1
----------------------------------------------------------------------------------
G079   Sonic Drive-In of Gadsden, Alabama (Meighan)
        Partnership                                              M     80
----------------------------------------------------------------------------------
G081   SDI of Greensboro, North Carolina (Summit Avenue)
        Partnership                                              M     99   1
----------------------------------------------------------------------------------
H030   Sonic Drive-In #617, Houston, Aldine H030                 M     60
----------------------------------------------------------------------------------
H032   Sonic Drive-In of Homer, Louisiana                        M     60
----------------------------------------------------------------------------------
H033   Sonic Drive-In #744, Houston, Airline H033                M     80
----------------------------------------------------------------------------------
H050   Sonic Drive-In #859, Houston, Little York H050            M     80
----------------------------------------------------------------------------------
H055   Sonic Drive-In of Houston, Texas (Telephone Road)
        Partnership                                              M     65
----------------------------------------------------------------------------------
H061   Sonic Drive-In #980, Humble, Texas H061                   M     80
----------------------------------------------------------------------------------
H071   Sonic Drive-In #110, Houston, Rosstyn Rd. H071            M     60
----------------------------------------------------------------------------------
H072   Sonic Drive-In #1119, Houston, Dyersdale H072             M     80
----------------------------------------------------------------------------------
H075   Sonic Drive-In of Houston, Texas (Fuqua Drive)            M     80
----------------------------------------------------------------------------------
H081   Sonic Drive-In #1173, Highlands, Texas H081               M     80
----------------------------------------------------------------------------------
H082   Sonic Drive-In of Houston, Texas (34th Street)
        Partnership                                              M     80
----------------------------------------------------------------------------------
H087   Sonic Drive-In of Houston, Texas (S. Post Oak)
        Partnership                                              M     60
----------------------------------------------------------------------------------
H104   Sonic Drive-In of Huntsville, Alabama (Bob Wallace)
        Partnership                                              M     70
----------------------------------------------------------------------------------
H106   Sonic Drive-In of Huntsville, Alabama (Memorial
        Parkway) Partnership                                     M     80
----------------------------------------------------------------------------------
H113   Sonic Drive-In of Houston, Texas (18th & Magnum)
        Partnership                                              M     55
----------------------------------------------------------------------------------

                       Majority Partnership Percentages

CODE                     PARTNERSHIP NAME                       TYPE  SRI %  SII %
----------------------------------------------------------------------------------
H115   Sonic Drive-In of Houston, Texas (Copperfield)
        Partnership                                              M     80
----------------------------------------------------------------------------------
H117   Sonic Drive-In of Houston, Texas (Gessner Road)           M     80
----------------------------------------------------------------------------------
H120   Sonic Drive-In of Clear Lake City, Texas Partnership      M     60
----------------------------------------------------------------------------------
H121   Sonic Drive-In of Houston, Texas (Scarsdale)
        Partnership                                              M     80
----------------------------------------------------------------------------------
H122   Sonic Drive-In of Houston (Jones Road) Texas
        Partnership                                              M     80
----------------------------------------------------------------------------------
H125   Sonic Drive-In of Houston, Texas (Veteran's Memorial
        Highway) Partnership                                     M     80
----------------------------------------------------------------------------------
H126   Sonic Drive-In of Houston, Texas (Tidwell) Partnership    M     60
----------------------------------------------------------------------------------
H127   Sonic Drive-In of Houston, Texas (Blalock) Partnership    M     80
----------------------------------------------------------------------------------
H130   Sonic Drive-In of Houston, Texas (Dairy Ashford)
        Partnership                                              M     80
----------------------------------------------------------------------------------
I010   Sonic Drive-In of Independence, Missouri #3               M     51
----------------------------------------------------------------------------------
I012   Sonic Drive-In of Independence, Missouri (23rd &
        Westport)                                                M     56
----------------------------------------------------------------------------------
I014   Sonic Drive-In of Independence, Missouri (40 Highway)
        Partnership                                              M     80
----------------------------------------------------------------------------------
I015   SDI of Independence, Missouri (Noland Road), L.C.         M     51
----------------------------------------------------------------------------------
J012   Sonic Drive-In of Jonesboro, Louisiana, Partnership       M     80
----------------------------------------------------------------------------------
J025   Sonic Drive-In #1174, Jacinto City, Texas J025            M     60
----------------------------------------------------------------------------------
K020   Sonic Drive-In #1156, Katy, Texas K020                    M     60
----------------------------------------------------------------------------------
K022   Sonic Drive-In of Kansas City, Kansas (Leavenworth)       M     51
----------------------------------------------------------------------------------
K023   Sonic Drive-In of Kansas City, Kansas (Strong)            M     51
----------------------------------------------------------------------------------
K035   Sonic Drive-In of Kansas City, Missouri (Independence
        Avenue) Partnership                                      M     60
----------------------------------------------------------------------------------
K038   Sonic Drive-In of Kansas City, Kansas (78th Street)
        Partnership                                              M     60
----------------------------------------------------------------------------------
L006   Sonic Drive-In of Lee's Summit, Missouri General
        Partnership                                              M     60
----------------------------------------------------------------------------------
L013   Sonic Drive-In of Leavenworth, Kansas                     M     75
----------------------------------------------------------------------------------
L038   Sonic Drive-In of League City, Texas Partnership          M     60
----------------------------------------------------------------------------------
L058   Sonic Drive-In of LaPlace, Louisiana Partnership          M     99     1
----------------------------------------------------------------------------------
L075   Sonic Drive-In of Lynn Haven, Florida                     M     75
----------------------------------------------------------------------------------
L097   Sonic Drive-In of Lonoke Partnership                      M     60
----------------------------------------------------------------------------------
L100   Sonic Drive-In of Camp Robinson Partnership               M     60
----------------------------------------------------------------------------------
L105   Sonic Drive-In of Little Rock (Asher) Partnership         M     60
----------------------------------------------------------------------------------
L107   Sonic Drive-In of Lindale, Texas Partnership              M     56
----------------------------------------------------------------------------------
L121   SDI of Laurens, South Carolina Partnership                M     99     1
----------------------------------------------------------------------------------
L123   Sonic Drive-In of Laurel, Mississippi Partnership         M     99     1
----------------------------------------------------------------------------------
L126   Sonic Drive-In of Little Rock, Arkansas (Westhaven
        Drive) Partnership                                       M     51
----------------------------------------------------------------------------------
M019   Sonic Drive-In of Minden, Louisiana                       M     60
----------------------------------------------------------------------------------
M047   Sonic Drive-In of Monroe, Louisiana (#l)
        Partnership                                              M     60
----------------------------------------------------------------------------------
M049   Sonic Drive-In of Maryville, Missouri                     M     99     1
----------------------------------------------------------------------------------
M053   Sonic Drive-In of Mineola, Texas Partnership              M     54
----------------------------------------------------------------------------------
M061   Sonic Drive-In of Monroe, Louisiana (#2) Partnership      M     80
----------------------------------------------------------------------------------
M074   Sonic Drive-In of Midwest City, Oklahoma (Douglas
        Blvd) Partnership                                        M     51
----------------------------------------------------------------------------------
M091   Sonic Drive-In of Mansfield, Louisiana Partnership        M     65
----------------------------------------------------------------------------------
M093   Sonic Drive-In of Macon, Missouri                         M     80
----------------------------------------------------------------------------------
M100   Sonic Drive-In of Mountain Grove, Missouri                M     51
----------------------------------------------------------------------------------
M117   Sonic Drive-In of Monroe, Louisiana (Winnsboro Road)
        Partnership                                              M     80
----------------------------------------------------------------------------------
M135   Sonic Drive-In of Monroe, Louisiana (Sterlington Road)
        Partnership                                              M     80
----------------------------------------------------------------------------------
M137   Sonic Drive-In of Maumelle Partnership                    M     60
----------------------------------------------------------------------------------
M148   SDI of Mt. Airy, North Carolina Partnership               M     99     1
----------------------------------------------------------------------------------
M153   Sonic Drive-In of Marianna, Florida Partnership           M     99     1
----------------------------------------------------------------------------------
M162   Sonic Drive-In of Missouri City, Texas Partnership        M     80
----------------------------------------------------------------------------------
M174   Sonic Drive-In of Montgomery, Alabama (Bell and Vaughn)
        Partnership                                              M     80
----------------------------------------------------------------------------------
M175   SDI of Montgomery, Alabama (McGehee) Partnership          M     80
----------------------------------------------------------------------------------
M176   Sonic Drive-In of Montgomery, Alabama (Atlanta
        Highway) Partnership                                     M     80
----------------------------------------------------------------------------------
M177   SDI of Milton, Florida Partnership                        M     99     1
----------------------------------------------------------------------------------
Ml78   SDI of Mobile, Alabama (Montlimar Drive) Partnership      M     99     1
----------------------------------------------------------------------------------
M180   SDI of Mobile, Alabama (Government) Partnership           M     99     1
----------------------------------------------------------------------------------
M181   SDI of Mobile, Alabama (Cottage Hill) Partnership         M     99     1
----------------------------------------------------------------------------------
M182   SDI of Muscle Shoals, Alabama Partnership                 M     80
----------------------------------------------------------------------------------
N006   Sonic Drive-In, Northwest                                 M     51
----------------------------------------------------------------------------------
N008   Sonic Drive-In of Neosho, Missouri                        M     51
----------------------------------------------------------------------------------

                       Majority Partnership Percentages

CODE                     PARTNERSHIP NAME                       TYPE  SRI %  SII %
----------------------------------------------------------------------------------
N010   Sonic Drive-In of Newport, Arkansas Partnership           M     70
----------------------------------------------------------------------------------
N028   Sonic Drive-In of Newcastle, Oklahoma Partnership         M     80
----------------------------------------------------------------------------------
N042   Sonic Drive-In of Norman, Oklahoma (East Lindsey)
        Partnership                                              M     60
----------------------------------------------------------------------------------
N044   Sonic Drive-In of Norman, Oklahoma (24th Avenue)
        Partnership                                              M     60
----------------------------------------------------------------------------------
N047   Sonic Drive-In of N. Wilkesboro, North Carolina
        Partnership                                              M     99     1
----------------------------------------------------------------------------------
N055   Sonic Drive-In of Norman, Oklahoma (Porter)
        Partnership                                              M     60
----------------------------------------------------------------------------------
N056   Sonic Drive-In of Norman, Oklahoma (West Lindsey)
        Partnership                                              M     80
----------------------------------------------------------------------------------
0016   Sonic Drive-In of Oklahoma City, Oklahoma (19th &
        MacArthur)                                               M     51
----------------------------------------------------------------------------------
0018   Sonic Drive-In of Oklahoma City, Oklahoma (50 th &
        MacArthur)                                               M     80
----------------------------------------------------------------------------------
0019   Sonic Drive-In of Oklahoma City, Oklahoma (SE 44th)       M     51
----------------------------------------------------------------------------------
0027   Sonic Drive-In of Oklahoma City, Oklahoma (Meridian)
        Partnership                                              M     60
----------------------------------------------------------------------------------
0029   Sonic Drive-In of Oklahoma City (N.W. 23rd)               M     60
----------------------------------------------------------------------------------
0030   Sonic Drive-In of Olathe, Kansas                          M     80
----------------------------------------------------------------------------------
0035   Sonic Drive-In of Oklahoma City, Oklahoma (SE 29th)       M     60
----------------------------------------------------------------------------------
0042   Sonic Drive-In of Ozark, Missouri                         M     56
----------------------------------------------------------------------------------
0048   Sonic Drive-In Express of Oklahoma City, Oklahoma
        (South Western)                                          M     51
----------------------------------------------------------------------------------
0052   Sonic Drive-In of Oak Grove, Missouri General
        Partnership                                              M     80
----------------------------------------------------------------------------------
0053   Sonic Drive-In of Olathe, Kansas #2 (Santa Fe)            M     60
----------------------------------------------------------------------------------
0055   Sonic Drive-In of Oklahoma City (119th & S. Western)      M     60
----------------------------------------------------------------------------------
P017   SDI of Paragould, Arkansas (Kings Hwy.) Partnership       M     99     1
----------------------------------------------------------------------------------
P027   Sonic Drive-In of Port Arthur, Texas (Gulfway)
        Partnership                                              M     80
----------------------------------------------------------------------------------
P031   Sonic Drive-In of Port Arthur, Texas (Memorial)
        Partnership                                              M     60
----------------------------------------------------------------------------------
P054   (Panama City, Florida - file missing)                     M     75
----------------------------------------------------------------------------------
P111   Sonic Drive-In of Panama City Beach, Florida
        (Thomas Drive) Partnership                               M     75
----------------------------------------------------------------------------------
P112   Sonic Drive-In of Pensacola, Florida (9th Avenue)
        Partnership                                              M     99     1
----------------------------------------------------------------------------------
P113   Sonic Drive-In of Pensacola, Florida (Navy Blvd.)
        Partnership                                              M     99     1
----------------------------------------------------------------------------------
P115   Sonic Drive-In of Prattville, Alabama (E. Main)
        Partnership                                              M     80
----------------------------------------------------------------------------------
R018   Sonic Drive-In of Richmond, Texas Partnership             M     70
----------------------------------------------------------------------------------
R021   Sonic Drive-In of McClennan, Texas                        M     61
----------------------------------------------------------------------------------
R041   Sonic Drive-In of Rainbow City, Alabama Partnership       M     80
----------------------------------------------------------------------------------
R044   Sonic Drive-In of Raytown, Missouri General Partnership   M     80
----------------------------------------------------------------------------------
R049   Sonic Drive-In of Rolla, Missouri                         M     60
----------------------------------------------------------------------------------
S024   Sonic Drive-In of Oklahoma City, Oklahoma (S.W. 29th)
        Partnership                                              M     60
----------------------------------------------------------------------------------
S051   Sonic Drive-In of Springfield, Missouri #2 Partnership    M     80
----------------------------------------------------------------------------------
S060   Sonic Drive-In of Salem, Virginia                         M     51
----------------------------------------------------------------------------------
S088   Sonic Drive-In of Sugar Creek, Missouri                   M     56
----------------------------------------------------------------------------------
S092   Sonic Drive-In of St. Joseph, Missouri #1 Partnership     M     99     1
----------------------------------------------------------------------------------
S103   Sonic Drive-In of Shreveport, Louisiana (Bert Kouns)      M     60
----------------------------------------------------------------------------------
S115   Sonic Drive-In of Shreveport, Louisiana (West 70th)       M     60
----------------------------------------------------------------------------------
S121   Sonic Drive-In of Shreveport (Youree Drive)               M     66.66
----------------------------------------------------------------------------------
S129   Sonic Drive-In of Springfield, Missouri  Partnership      M     60
----------------------------------------------------------------------------------
S146   Sonic Drive-In of Stanleyville, North Carolina
        Partnership                                              M     99     1
----------------------------------------------------------------------------------
S147   Sonic Drive-In of St. Joseph, Missouri #2 Partnership     M     99     1
----------------------------------------------------------------------------------
S148   Sonic Drive-In of Scottsboro, Alabama Partnership         M     80
----------------------------------------------------------------------------------
S152   Sonic Drive-In of Sherwood, Arkansas Partnership          M     60
----------------------------------------------------------------------------------
S154   Sonic Drive-In of Sugar Land, Texas                       M     80
----------------------------------------------------------------------------------
S160   Sonic Drive-In of Springfield, Missouri (S. Campbell)
        Partnership                                              M     80
----------------------------------------------------------------------------------
S164   Sonic Drive-In of Sullivan, Missouri Partnership          M     80
----------------------------------------------------------------------------------
S167   Sonic Drive-In of Springfield, Missouri (West Sunshine)
        Partnership                                              M     80
----------------------------------------------------------------------------------
S179   SDI of Shalimar, Florida (Elgin Parkway) Partnership      M     99     1
----------------------------------------------------------------------------------
T038   Sonic Drive-In #959, Tomball, Texas T038                  M     60
----------------------------------------------------------------------------------
T041   Sonic Drive-In of Tuttle, 0klahoma                        M     51
----------------------------------------------------------------------------------
T068   SDI of Tazewell, Virginia Partnership                     M     99     1
----------------------------------------------------------------------------------
T061   SDI of Troy, Alabama (231 South) Partnership              M     80
----------------------------------------------------------------------------------
U005   SDI of Union, Missouri Partnership                        M     80
----------------------------------------------------------------------------------
W001   Sonic Drive-In of Watonga, Oklahoma Partnership           M     60
----------------------------------------------------------------------------------
W044   Sonic Drive-In of West Monroe, Louisiana P                M     80
----------------------------------------------------------------------------------

                       Majority Partnership Percentages

CODE                     PARTNERSHIP NAME                       TYPE  SRI %  SII %
----------------------------------------------------------------------------------
W047   Sonic Drive-In of Wichita Falls, Texas Partnership        M     55
----------------------------------------------------------------------------------
W053   Sonic Drive-In of Walnut Ridge Partnership                M     60
----------------------------------------------------------------------------------
W054   Sonic Drive-In of Winnfield, Louisiana Partnership        M     60
----------------------------------------------------------------------------------
W061   SDI of Winnsboro, Texas Partnership                       M     80
----------------------------------------------------------------------------------
W066   Sonic Drive-In of West Monroe, Louisiana (Thomas
        Road West) Partnership                                   M     60
----------------------------------------------------------------------------------
W080   Sonic Drive-In of Washington, Missouri General
        Partnership                                              M     60
----------------------------------------------------------------------------------
W086   SDI of Winston-Salem, North Carolina (Silas Creek)
        Partnership                                              M     99     1
----------------------------------------------------------------------------------
WO88   SDI of Webster, Texas Partnership                         M     80
----------------------------------------------------------------------------------
W090   SDI of Clemmons, North Carolina Partnership               M     99     1
----------------------------------------------------------------------------------

                                    ANNEX II

                      EXHIBIT "D" (COMPLIANCE CERTIFICATE)

                             COMPLIANCE CERTIFICATE

TO:  Texas Commerce Bank National Association, as Agent
     2200 Ross Avenue, Post Office Box 660197
     Dallas, Texas   75266-0197
     Attention:  Matthew H. Hildreth

Ladies and Gentlemen:

   The undersigned is the chief executive officer, the chief financial officer, the corporate controller or the treasurer of SONIC CORP., a Delaware corporation (the "Borrower "), and is authorized to make and deliver this certificate pursuant to that certain Loan Agreement dated as of July 12, 1995, among the Borrower, each of the banks or other lending institutions which is or may become a party thereto and the successors and permitted assigns thereof (the "Banks"), and Texas Commerce Bank National Association, a national banking association, as agent for itself and each of the other Banks and as issuer of Letters of Credit thereunder (such Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Loan Agreement"). All terms defined in the Loan Agreement shall have the same meaning herein.

   In connection with the foregoing and pursuant to the terms and provisions of the Loan Agreement, the undersigned hereby certifies to the Agent and each Bank that the following statements are true and correct:

   A. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article VII of the Loan Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

   B. FINANCIAL COVENANTS. The information set forth below is true and correct based upon the financial statements delivered herewith as of the last day of the fiscal quarter next preceding the date of this certificate:

1. CURRENT RATIO as of ___________, 19___:
   (a) Consolidated Current Assets as of such date                   $
                                                                      ----------
   (b) Consolidated Current Liabilities as of such date              $
                                                                      ----------
   (c) Consolidated Current Ratio (Ratio of Line (a) to Line (b))         to
                                                                      ----- ----
   (d) Minimum Consolidated Current Ratio required by Section 10.1
       of Loan Agreement                                              1.00 to 1.00

2. CONSOLIDATED NET WORTH as of            , 19  :
                                -----------    --
   (a) Stockholders' equity shown on consolidated balance
       sheet of the Borrower and the Subsidiaries as of such date    $
                                                                      ----------
   (b) For each fiscal quarter of Borrower ended through such date, beginning with the quarter ending May 31, 1997:

       (i)   the sum of 100% of the positive consolidated net
             income of the Borrower and the Subsidiaries for
             each such quarter                                       $
                                                                      ----------
       (ii)  the sum of all cash dividends declared and paid by
             the Borrower for each such quarter                      $
                                                                      ----------
       (iii) the amount of all stock of the Borrower repurchased
             by the Borrower during each such quarter                $
                                                                      ----------
   (c) Difference of Line (b)(i), minus Line (b)(ii), and minus
       Line (b)(iii)                                                 $
                                                                      ----------
   (d) With respect to any issuance, sale or other disposition of any shares of capital stock or other equity securities of
       Borrower of any class (or any securities convertible or
       exchangeable for any such shares, or any rights, warrants or options to subscribe for or purchase any such shares), the
aggregate gross proceeds of such issuance, sale or other
disposition, less the following: (i) placement agent fees, (ii)
underwriting discounts and commissions, (iii) bank and other lender fees, and (iv) legal fees and other expenses payable by the issuer in connection with such issuance, sale or other disposition, to the
extent such proceeds are received by the Borrower                      $
                                                                        ----------

  (e) Minimum Consolidated Net Worth required by Section 10.2 of
      Loan Agreement ($105,000,000 plus Line (c) plus Line (d))        $
                                                                        ----------

3. FIXED CHARGE COVERAGE RATIO as of ___________, 19___ (for the most recent four (4) fiscal quarters then ended:

   (a) Consolidated EBITDA:
       (i)   net income (positive or negative)                         $
                                                                        ----------
       (ii)  to the extent actually deducted in calculating
             net income:
               (1) interest expense (including the interest portion
                   of Capital Lease Obligations)                       $
                                                                        ----------
               (2) Income Taxes                                        $
                                                                        ----------
               (3) depreciation                                        $
                                                                        ----------
               (4) amortization                                        $
                                                                        ----------
               (5) other noncash charges                               $
                                                                        ----------
               (6) Total of Lines (a)(ii)(1) through (5)               $
                                                                        ----------

       (iii) sum of Line (a)(i) plus Line (a)(ii)(6)                   $
                                                                        ----------
       (iv)  plus losses (or minus gains) from the sale of
             fixed assets not in the ordinary course of
             business and other extraordinary or nonrecurring
             items                                                     $
                                                                        ----------
       (v)   Sum (or difference) of Line (a)(iii) and Line
             (a)(iv)                                                   $
                                                                        ----------
       (vi)  Income Taxes paid                                         $
                                                                        ----------
       (vii) Difference of Line (a)(v) minus Line (a)(vi)              $
                                                                        ----------
   (b) The sum of the following for the Borrower and the Subsidiaries on a consolidated basis:
       (i)   Operating Capital Expenditures                            $
                                                                        ----------
       (ii)  cash interest expense (including the interest portion
             of Capital Lease Obligations and Seller Financing)        $
                                                                        ----------
       (iii) scheduled principal payments of Consolidated Funded
             Debt (including without limitation Capital Lease
             Obligations and Seller Financing)                         $
                                                                        ----------
       (iv)  aggregate amount of cash dividends paid                   $
                                                                        ----------
       (v)   aggregate amount paid for repurchases by the Borrower
             or any Subsidiary of stock of such Person (except
             Permitted Stock Repurchases)                              $
                                                                        ----------
       (vi)  amount equal to 1/7 of the aggregate amount of
             all Advances outstanding on the last day of such
             fiscal quarter                                            $
                                                                        ----------
       (vii) Total of Lines (b)(i) through (vi)                        $
                                                                        ----------
   (c) Ratio of Line (a)(vii) to Line (b)(vii)                              to
                                                                        ----- ----
   (d) Minimum Fixed Charge Coverage Ratio required by
       Section 10.3 of Loan Agreement                                   1.15 to 1.00

4. CONSOLIDATED FUNDED DEBT TO CONSOLIDATED EBITDA as of
   ________, 19___ (for the most recent four (4) fiscal quarters then ended):
   (a) On a consolidated basis for the Parent and the Subsidiaries in accordance with GAAP (without duplication),
       (i) all obligations for borrowed money (as a direct obligor on a promissory note, bond, debenture or other similar instrument)

             as of the last day of the fiscal quarter most
             recently ended                                            $
                                                                        ----------
       (ii)  all Capital Lease Obligations as of the last day of
             the fiscal quarter most recently ended                    $
                                                                        ----------
       (iii) all obligations for the deferred purchase price
             of property                                               $
                                                                        ----------
       (iv)  all liabilities in connection with letters of credit      $
                                                                        ----------
       (v)   Seller Financing                                          $
                                                                        ----------
       (vi)  Consolidated Funded Debt (the total of Lines (a)(i)
             through (v))                                              $
                                                                        ----------
   (b) Consolidated EBITDA (Line (3)(a)(v) above)                      $
                                                                        ----------
   (c) Ratio of Line (a)(v) to Line (b)                                     to
                                                                        ----------
   (d) Maximum Consolidated Funded Debt to Consolidated EBITDA
       permitted by Section 10.4 of Loan Agreement                      2.00 to 1.00

5. OUTSTANDING GUARANTEES:(1)

   (a) Aggregate amount of Guarantees by Borrower or any of the
       Subsidiaries of Debt or of other obligations outstanding as
       of _______________, 19___:                                      $
                                                                        ----------
   (b) Aggregate amount of outstanding Guarantees permitted by
       Section 9.1(h)                                                  $
                                                                        ----------

The undersigned hereby certifies that (a) the above information and calculations are true and correct and not misleading as of the date hereof,
(b) Borrower has delivered to the Agent and the Banks all financial information and reports required by the Loan Agreement by the dates provided therein, and (c) no Default has occurred and is continuing.

                              By:
                                  ---------------------------------
                                  Name:
                                        ---------------------------
                                  Title:
                                        ---------------------------

      Dated as of:
                    -----------------

--------------
(1) Item 5 is required to be completed only for the Compliance Certificate delivered for Borrower's fiscal year-end.

                                    ANNEX III

                                  FORM OF NOTE

                                 PROMISSORY NOTE

$< DOLLAR >                       Dallas, Texas                  June 19, 1997

   FOR VALUE RECEIVED, the undersigned, SONIC CORP., a Delaware corporation ("Maker"), hereby promises to pay to the order of < BANK > ("Payee"), at the offices of Texas Commerce Bank National Association, as agent (together with any successor as provided in the Agreement, hereinbelow defined, the "Agent"), at 1111 Fannin St., 9th Floor, MS46, Houston, Texas 77002, on the dates hereinafter specified, in lawful money of the United States of America, the principal sum of < FIGURE > DOLLARS ($< DOLLAR > ), or so much thereof as may be advanced and outstanding hereunder, together with interest as hereinafter specified.

   This Note is one of the Notes referred to in that certain Loan Agreement dated as of July 12, 1995, among Maker, Payee, Agent and each of the other banks or lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof, as amended by that certain First Amendment to Loan Agreement dated as of August 16, 1996, as further amended by that certain Second Amendment to Loan Agreement dated as of September 27, 1996, and as further amended by that certain Third Amendment to Loan Agreement of even date herewith (such Loan Agreement, as the same has been or may be amended, modified, or supplemented from time to time, being referred to herein as the "Agreement"). Capitalized terms used and not otherwise defined in this Note have the respective meanings specified in the Agreement. This Note is in renewal and modification of that certain Promissory Note dated August 16, 1996, executed by Maker and payable to the order of Payee, which Promissory Note was in renewal and modification of that certain Promissory Note dated July 12, 1995, executed by Maker and payable to the order of Payee.

   The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Advances prior to the maturity of this Note upon the terms and conditions specified in the Agreement.

   This Note evidences Advances made by the Agent and the Banks to Maker under the Agreement. In addition, as provided in Section 3.4 of the Agreement, each payment made by Agent pursuant to a drawing under a Letter of Credit shall constitute and be deemed an Advance by the Banks to Maker, including an Advance by Payee to Maker under this Note, in accordance with the terms of the Agreement. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Agreement.

   The outstanding principal balance hereof shall bear interest at a varying rate per annum which shall from day to day be equal to the lesser of the Maximum Rate or the Applicable Rate. If at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the Applicable Rate had at all times been in effect.

   Accrued and unpaid interest on this Note shall be due and payable on the dates specified in Section 2.4 of the Agreement. All principal of this Note shall be due and payable on the Termination Date. All past due principal and interest shall bear interest at the Default Rate. Interest payable at the Default Rate shall be payable from time to time on demand.

   Interest shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day, but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of 365 or 366 days, as the case may be.

   Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

   THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

   Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, except any notice and grace periods provided in the Loan Agreement, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

   Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this Note or any continuation thereof or to record in its internal records all advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any endorsement shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

                                       SONIC CORP.



                                       By:
                                          ---------------------------------
                                          W. Scott McLain
                                          Treasurer

                                    ANNEX IV


                  MATTERS TO BE ADDRESSED IN OPINION OF COUNSEL


   All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Agreement (as defined in the Third Amendment to Loan Agreement [the "Amendment"] to which this is an Exhibit), except that, as used in this Annex IV only, the terms "Guarantor" and "Guarantors" shall not include the Partnerships.

   1. The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Borrower is qualified to do business in and is in good standing under the laws of the State of Oklahoma.

   2. Each Guarantor (except Drive-In Trust) is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation.

   3. Drive-In Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Pennsylvania.

   4. The Borrower has the corporate power and authority to execute, deliver, and perform the Amendment, the Notes, and the other Loan Documents to which the Borrower is a party. The execution, delivery, and performance by the Borrower of the Amendment, the Notes, and the other Loan Documents to which the Borrower is a party and compliance with the terms and provisions thereof have been duly authorized by all requisite corporate action on the part of the Borrower and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the certificate of incorporation or bylaws of the Borrower, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which the Borrower is a party or by which Borrower or any of its property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Borrower.

   5. Each Guarantor has the power and authority to execute, deliver, and perform the Amendment and the other Loan Documents to which such Guarantor is a party. The execution, delivery, and performance by each Guarantor of the Amendment and the other Loan Documents to which such Guarantor is a party and compliance with the terms and provisions thereof have been duly authorized by all requisite action on the part of such Guarantor and do not and will not
(a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles or certificate of incorporation, declaration of trust, bylaws or other organizational documents of such Guarantor, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which such Guarantor is a party or by which it or any of its property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of such Guarantor.

   6. The Amendment, the Notes, and the other Loan Documents to which Borrower is a party have been duly executed and delivered by Borrower. The Amendment, the Agreement as amended by the Amendment, and the other Loan Documents to which Borrower is a party constitute the legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to the enforcement of creditors' rights generally.

   7. The Amendment and the other Loan Documents to which each Guarantor is a party have been duly executed and delivered by such Guarantor and constitute the legal, valid, and binding obligations of such Guarantor enforceable against such Guarantor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to the enforcement of creditors' rights generally.

   8. There are no legal or arbitral proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or, to our knowledge, threatened against or affecting Borrower or any Subsidiary or any properties or rights of any such Person, which if adversely determined, would have a Material Adverse Effect.

   9. No authorization, consent, or approval of, or filing or registration with, any Governmental Authority is required in connection with the execution, delivery, or performance by Borrower of the Amendment, the Notes, and the other Loan Documents to which Borrower is a party, or the execution, delivery, and performance by any Guarantor of the Amendment and the other Loan Documents in which such Guarantor is a party.

   10. Neither the Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.